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                                                                   Exhibit 23.1

                       Consent of Independent Accountants

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-61814) of our report dated January 17, 2003, relating to the financial statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, which appears in this Form 10-K.

PricewaterhouseCoopers
Beijing, China

March 28, 2003